UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)         July 24, 2008

POLO RALPH LAUREN CORPORATION
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)
001-13057	13-2622036
(Commission File Number)	(I.R.S. Employer Identification No.)

650 Madison Avenue New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 318-7000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Polo Ralph Lauren Corporation’s Compensation Committee and Mr. Ralph Lauren, the Company's Chairman and Chief Executive Officer,  have agreed that the following changes will be made to Mr. Lauren’s compensation arrangement with the Company:

•	Commencing in fiscal 2009, the Company's current fiscal year, Mr. Lauren will be entitled to a bonus only if 80%, rather than 50%, of the performance target has been achieved.
•	Commencing in fiscal 2010, restricted stock units granted to Mr. Lauren will be performance based rather than time based.
•	Commencing in fiscal 2010, the Compensation Committee will have the authority, in certain circumstances, to reduce Mr. Lauren’s annual equity grants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLO RALPH LAUREN CORPORATION
Date: July 24, 2008	By:	/s/ Tracey T. Travis
Name: Tracey T. Travis Title: Senior Vice President and Chief Financial Officer